Statement of Additional Information Supplement

January 4, 2013

Supplement dated January 4, 2013 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated May 23, 2012

Multi-Asset Portfolio (the "Portfolio")

Morgan Stanley Institutional Fund, Inc.

The fourth paragraph of the section of the SAI entitled "Investment Policies and Strategies—Derivatives—Regulatory Matters" is hereby deleted and replaced with the following:

The Fund, on behalf of Total Emerging Markets Portfolio and Emerging Markets External Debt Portfolio, has filed a notice of eligibility claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA"). Therefore, neither these Portfolios nor the Adviser (with respect to these Portfolios) is subject to registration or regulation as a commodity pool or CPO under the CEA. However, the Adviser is expected to be subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to Multi-Asset Portfolio. However, as a result of proposed rulemaking by the CFTC that has not yet been adopted, the Adviser and Portfolio are not yet subject to certain CFTC recordkeeping, reporting and disclosure requirements, and therefore the impact of these requirements remains uncertain. When the Adviser and Portfolio become subject to these requirements, as well as related National Futures Association rules, the Portfolio may incur additional compliance and other expenses.

Please retain this supplement for future reference.